UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 10, 2005


                     ESSENTIAL INNOVATIONS TECHNOLOGY CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                       000-106839              88-0492134
--------------------------------       ------------         --------------------
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)         Identification No.)

            114 West Magnolia Street, Suite 400-142
                        Bellingham, WA                         98225
           ---------------------------------------          ----------
           (Address of principal executive offices)         (Zip Code)

                                  360-392-3902
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                       n/a
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                       ITEM 7.01. REGULATION FD DISCLOSURE

         On June 10, 2005, Essential Innovations Technology Corp. issued a public release, a copy of which is attached as Exhibit 99.01.

         The information included in this report on Form 8-K, including the exhibit, is furnished pursuant to Item 7 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      The following is filed as an exhibit to this report:

    Exhibit
    Number                Title of Document                       Location
---------------  -----------------------------------------------  --------------

   Item 99.       Other Exhibits
---------------  -----------------------------------------------  --------------
    99.01        Public Release dated June 10, 2005               This filing


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ESSENTIAL INNOVATIONS TECHNOLOGY CORP.


Date: June 10, 2005                      By /s/ Jason McDiarmid
                                            ------------------------------------
                                              Jason McDiarmid
                                              Its President

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